Exhibit 99.03

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 33-85224, No. 333-22283, No. 333-43323, No.
333-64539, No. 333-73255, No. 333-49276, No. 333-53688, No. 333-92258, No.
333-98743 and No. 333-103966) of CIT Group Inc. of our reports dated January 22, 2004 (except as to the effects of changes in reportable segments as described in Note 21 which is as of July 22, 2004), and October 18, 2001 (except as to the effects of changes in reportable segments as described in Note 21 which is as of July 22, 2004, the reacquisition of international subsidiaries described in Note 25 which is as of February 11, 2002 and the reorganization of Tyco Capital Holding Inc. described in Note 24, which is as of July 1, 2002) relating to the financial statements which appear in this Current Report on Form 8-K.

/s/ PricewaterhouseCoopers LLP
New York, New York
September 21, 2004